Exhibit 10.9

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of August [•], 2021, is by and among (i) Insight Acquisition Corp., a Delaware corporation (the “SPAC”), (ii) Insight Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and (iii) [•] (“Investor”).

WHEREAS, in connection with the initial public offering (the “IPO”) of units of the SPAC, with each such unit comprised of one share of Class A common stock of the SPAC, par value $0.0001 per share, of the SPAC (the “Class A Common Stock”) and the number of warrants specified in the Registration Statement (as defined below), Investor has expressed an interest in acquiring up to [ ] units (the “Elected Units”) in the IPO, which shall not exceed [•]% of the total number of units offered to the public in the IPO (calculated without giving effect to the over-allotment option) (the “IPO Indication”), at a price of $10.00 per unit, with such IPO Indication together with the Transferred Shares (as defined below), and any of the SPAC’s securities held by Investor and other affiliates not exceeding [•]% of any class of the SPAC’s securities as determined in accordance with Rule 13d-3 (after giving effect to the exercise of the over-allotment option, if any).

WHEREAS, the parties wish to enter into this Agreement pursuant to which Investor will purchase from the Sponsor Class B common stock of the SPAC, par value $0.0001 per share, of the SPAC (the “Founder Shares”) for the same value paid by the Sponsor, or approximately $0.004 per share.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Purchase.

(a)

In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell to Investor [ ] Founder Shares (such Founder Shares, the “Transferred Shares”) currently held by the Sponsor for an aggregate purchase price of $[ ] ($[ ] per share) (the “Transfer Price”) on the date of the closing of the IPO, and Investor hereby agrees to purchase the Transferred Shares (the “Transfer”). Concurrently with the Transfer, in consideration for the transfer of the Transferred Shares, Investor shall pay the Transfer Price to the Sponsor in immediately available funds by wire transfer or other method agreed upon by the parties.

(b)

Subject to (i) the fulfillment by Investor (but only to the extent actually allocated to Investor by the underwriters) of the IPO Indication (which shall include the acquisition of 100% of the units of the SPAC allocated to Investor by the underwriters in the IPO up to the number of the Elected Units, but in no event will such IPO Indication together with the Transferred Shares, and any of the SPAC’s securities held by Investor and other funds managed by its affiliates, be more than [•]% of any class of the SPAC’s securities (to the extent such amount is greater than [•]% of any such class of securities, the amount of units in the IPO Indication shall be reduced accordingly (the “Reduction”), after giving effect to the exercise of the over-allotment option, if any)) and (ii) Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Transfer shall occur and be effective upon the closing of the IPO, automatically and without any action of any other party hereto. Notwithstanding the foregoing, if Investor purchases less than the IPO Indication due to the fact that (i) the number of units sold in the IPO is reduced, (ii) the underwriter of the IPO allocates less units to Investor than the IPO Indication, or (iii) as a result of the Reduction (the “Alternate IPO Indication”) then, if Investor purchases the Alternate IPO Indication, Investor shall still be entitled to purchase the Transferred Shares.

(c)

Notwithstanding anything to the contrary herein, the number of Transferred Shares shall not be subject to surrender, transfer, disposal, exchange, earn-out, cut-back, reduction, mandatory repurchase, redemption or forfeiture for any reason, including, but not limited to, (i) transfer of the Founder Shares to any person, (ii) downsizing of the offering, (iii) failure of the underwriters to exercise their over-allotment or green-shoe option, (iv) concessions or “earn-out” triggers in connection with the negotiation of a Business Combination (as defined below), (v) or any other modification, without the Investor’s prior written consent.

(d)

The Investor’s obligation to purchase the Transferred Shares and the Sponsor’s obligation to sell the Transferred Shares to the Investor is conditioned upon satisfaction of the following conditions precedent (any or all of which may be waived by the SPAC and the Investor in its sole discretion with respect to the other parties’ conditions):

i.	On the IPO Closing, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement;

ii.

The representations and warranties of the SPAC, the Sponsor and the Investor, contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the IPO Closing, as if made on the date of such closing; and

iii.

The obligations of Investor hereunder are subject to there being no material change in the pricing of the IPO or in the structure, terms and conditions or the capital structure of the SPAC from that set forth in the Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission on August 11, 2021 (the “Registration Statement”) as determined by the Investor, and on the consummation of the IPO by October 15, 2021.

(e)

The SPAC shall register the Investor as the owner of the Transferred Shares with the SPAC’s transfer agent by book entry on or promptly after the date of the IPO Closing, provided the Investor provides any and all information the transfer agent reasonably and customarily requires to record such ownership (the Investor will be recorded, as the owner of the Transferred Shares immediately following the IPO Closing on the SPAC’s books and records with the SPAC’s transfer agent).

Section 2. Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to Investor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

The SPAC is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief and other equitable remedies (the “Enforceability Exceptions”).

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any of the SPAC’s organizational documents, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC. The Founder Shares have been duly authorized and validly issued and are fully paid and non-assessable.

(d)

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the SPAC, threatened against or affecting the SPAC or to the SPAC’s knowledge, any of the SPAC’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such

(e)

none of the information conveyed to the Investor in connection with the transactions contemplated by this Agreement will constitute material non-public information of the SPAC upon the effectiveness of the SPAC’s current Registration Statement, as amended.

(f)

The Founder Shares upon issuance have been, or will be, duly and validly authorized and on the date of issuance of the Founder Shares will be duly and validly issued, fully paid and non-assessable and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investors.

Section 3. Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to Investor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

The Sponsor is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, subject to the Enforceability Exceptions.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any of the Sponsor’s organizational documents, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

(d)

The terms set forth in this Agreement are as favorable to the Investor as the terms granted to all other investors entering into a similar agreement to purchase Founder Shares of the SPAC in connection with expressing interest in the IPO, provided that the Investor acknowledges that Founders Shares have been offered to the Sponsor, executive officers, advisors, directors and director nominees of the SPAC in connection with their service and the Sponsor expressly reserves the right to issue membership interests in the Sponsor in its sole discretion; provided further that any such issuance shall have no effect on the Transferred Shares.

(e)

The Sponsor is the record and beneficial owner of the Transferred Shares. Except as described in this Agreement or in the Registration Statement, there is no agreement, arrangement or understanding with any other person regarding the sale or transfer of any Transferred Shares, and there exist no liens, pledges, security interests, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Transferred Shares, other than any restrictions on transfer that may be imposed by any applicable statute, law, ordinance, regulation, rule, code, order, common law, judgment, decree, other requirement or rule of law (“Applicable Law”) of any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasigovernmental authority, or any arbitrator, court or tribunal of competent jurisdiction (a “Governmental Authority”). Upon transfer of the Transferred Shares to the Investor at the closing of the IPO against payment of the Transfer Price, the Investor will acquire ownership of the Transferred Shares, free and clear of all liens, pledges, security interests, claims, options, proxies, voting agreements, charges or encumbrances of any kind affecting the Transferred Shares, other than any restrictions on transfer that may be imposed by Applicable Law

(f)

No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Sponsor in connection with the transactions contemplated by this Agreement, other than such state Blue Sky and FINRA consents and approvals as may be required in connection with the transactions contemplated hereby.

(g)

No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Transferred Shares nor is the Sponsor entitled to or will accept any such fee or commission.

Section 4. Representations and Warranties of Investor. Investor hereby represents and warrants to the SPAC and the Sponsor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

Investor is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

This Agreement has been duly and validly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, subject to the Enforceability Exceptions.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any of the Investor’s organizational documents, any agreement or other instrument to which Investor is a party or by which Investor is bound, or any decree, order, statute, rule or regulation applicable to Investor.

(d)

Investor is an “accredited investor” as that term is defined in Regulation D, or a “qualified institutional buyer” as that term is defined in Rule 144A, each as promulgated under the Securities Act of 1933, as amended.

Section 5. Additional Agreements and Acknowledgements of Investor.

(a)

Without written consent of the SPAC and the Sponsor, the Investor agrees not to transfer, assign or sell any Transferred Shares (including the Class A Common Stock, par value $0.0001 per share, issuable upon conversion of the Transferred Shares) held by it until the earlier of (i) one year after the date the SPAC consummates a Business Combination (as defined below) and (ii) the earlier to occur of, subsequent to a Business Combination, (A) the first date on which the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share of stock (as adjusted for stock sub-divisions, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation a Business Combination and (B) the date on which the SPAC or the post Business Combination SPAC consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the SPAC’s or the post Business Combination SPAC’s stockholders having the right to exchange their Class A Common Stock (or any successor security thereto) for cash, securities or other property. The Transferred Shares directly or indirectly owned by the Investor will not be subject to additional lock-ups than detailed in this Section 5(a). For the avoidance of doubt, (i) this Section 5 shall not restrict the Investor from transferring, assigning or selling any Class A Common Stock, warrants (including Shares of Class A Common Stock issuable upon the exercise thereof) or units acquired in the IPO or any security of the SPAC purchased by the Investor in the open market, other private transactions (except for Class A Common Stock which was converted from Transferred Shares), and any warrants or shares of common stock of the post Business Combination SPAC (including shares issuable upon the exercise of such warrants) acquired in the open market and (ii) Investor shall be not be subject to any other agreements or understandings by virtue of the transactions contemplated herein (including, but not limited to, any shareholder agreements or similar agreements).

(b)

Investor acknowledges that the SPAC was formed for the purpose of effecting a merger, amalgamation, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). Investor agrees that if the SPAC seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, Investor shall vote all Founder Shares in favor of such proposed Business Combination. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent the Investor from seeking redemption for any Class A Common Stock it acquires in the IPO or in the open market or otherwise in accordance with the terms and conditions applicable to the Class A Common Stock and the IPO described in the Registration Statement.

(c)

Investor acknowledges that it is aware the SPAC will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the closing of the IPO. Investor agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account with respect to the Transferred Shares. For the avoidance of doubt, this Section 5(c) shall not limit any right, title, interest or claim of the Investor in or to the monies held in the Trust Account with respect to Class A Common Stock acquired by the Investor in the IPO or in the open market in accordance with the terms and conditions applicable to the Class A Common Stock described in the Registration Statement.

(d)

In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, Investor and certain other parties thereto in the form filed as an exhibit to the SPAC’s Registration Statement. The Registration Rights Agreement shall provide Investor with registration rights with respect to the Transferred Shares that are no less favorable to Investor than the registration rights of the Sponsor set forth therein.

(e)

Notwithstanding any other provision in this Agreement, nothing in this Agreement shall operate as a waiver of any rights held by the Investor in respect of securities of the SPAC other than with respect to the Transferred Shares and Class A Common Stock issued upon conversion of the Transferred Shares, including, for the avoidance of doubt, any redemption rights or other claims the Investor may have against the Trust Account in respect of any other units or shares of Class A Common Stock the Investor purchases in the IPO or may later purchase in any transaction. For the units and Class A Common Stock underlying the units that the Investor purchases in the SPAC’s IPO, the Investor will have the same rights with respect to those units and underlying Class A Common Stock as the rights afforded to the SPAC’s other public stockholders purchasing units and underlying Class A Common Stock in the IPO.

Section 6. Miscellaneous.

(a)

Any notice or communication under this Agreement shall be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) recognized courier or overnight delivery service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile, if to the Sponsor, to: Insight Acquisition Sponsor, LLC, if to the SPAC, to: Insight Acquisition Corp.; and, if to the Investor, at the Investor’s address or contact information as set forth on the signature page attached hereto.

Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

(b)

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

(c)	This Agreement may not be amended, modified or waived without the written consent of the parties hereto.

(d)	The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

(e)

From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional reasonable and customary documents and instruments and take such further lawful action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(f)

Any term or provision of this Agreement which is deemed by a court of competent jurisdiction invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(g)

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

(h)

Neither the SPAC nor Sponsor nor any affiliate thereof shall disclose the identity of Investor or its affiliates or principals (in any regulatory filing or otherwise), except as required by Applicable Law or in connection with any inquiry by a Governmental Authority, without the prior consent of Investor, which shall not be unreasonably withheld or delayed.

(i)

The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement is not performed in accordance with the terms hereof, and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law, in equity, or otherwise.

(j)

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(k)	This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

* * * * *

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INVESTOR:

[•]

By:
Name:	[•]
Title:	[•]

Address:

Phone:

Email:

SPAC:

Insight Acquisition Corp.

By:
Name:	Jeff Gary
Title:	Chief Executive Officer

SPONSOR:

Insight Acquisition Sponsor, LLC

By:
Name:	Michael Singer
Title:	Managing Member

By:
Name:	Jeff Gary
Title:	Managing Member